UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) 17 May 2012

Air Products and Chemicals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-4534	23-1274455
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7201 Hamilton Boulevard, Allentown, Pennsylvania	18195-1501
(Address of Principal Executive Offices)	(Zip Code)

(610) 481-4911

Registrant’s telephone number, including area code

                             not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05.        Amendments to Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On 17 May 2012, the Company’s Board of Directors approved a revised code of conduct (“Code of Conduct”) for employees of the Company and its subsidiaries and affiliates. The Code of Conduct will be effective upon its translation into appropriate languages for use and understanding by employees worldwide and distribution to employees.

The Code of Conduct refreshes and updates the current code of conduct to:

•        Increase the focus on employee rights and responsibilities and Company expectations for employee conduct.

•        Change the focus and design to reflect a more global perspective than the current version which is more U.S. centric.

•        Provide updated messages from the Company’s Chairman and Chief Risk Officer.

•        Strengthen the language on employees’ obligations to report and the Company’s policy on non-retaliation for employees that do report in good faith.

•        Include a focus on Sustainability in the Environmental, Health, and Safety section.

•        Emphasize employee safety and employee responsibility for security in the Environmental, Health and Safety section.

•        Update and expand the language on employees’ responsibilities to manage Company information, protect intellectual assets, operate in a changing computing environment, deal with cyber threats, protect the privacy of data, and on the use of cloud computing and personal devices.

•        Include guidance for external networking sites and add a new section on social media use.

•        Strengthen the global anti-bribery section to reflect the broadened definitions and responsibilities under the new U.K. Bribery Act 2010 and reference the requirement for compliance under all international legislation.

•        Remove the specific section on healthcare law compliance, due to the Company’s divestiture of its European homecare business and intention to divest its entire homecare business.

The above summary of changes is qualified in its entirety by reference to the Code of Conduct which is filed as Exhibit 14 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits

14. Code	of Conduct revised 17 May 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc.
(Registrant)

Dated: 23 May 2012	By:	/s/ Paul E. Huck
Paul E. Huck
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

14.	Code of Conduct revised 17 May 2012.

4